                             AMENDMENT NO. 1 TO AGREEMENT


         This AMENDMENT NO. 1 TO AGREEMENT dated as of April 8, 1996 (this "Amendment") is by and among RYKOFF-SEXTON, INC., a Delaware corporation (the "Company"), on the one hand, and the other Persons set forth on the signature pages hereto (collectively, the "ML Entities"), on the other hand.

                                 W I T N E S S E T H:

         WHEREAS, the parties hereto are parties to the Agreement dated as of February 2, 1996 (the "ML Agreement") which includes, as EXHIBIT A thereto, a form of Registration Rights Agreement to be entered into by the parties hereto and certain other parties at the Effective Time (as defined in the ML Agreement); and

         WHEREAS, the parties hereto desire to amend the ML Agreement by amending the terms of the form of Registration Rights Agreement as provided for herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and other good and valuable consideration had and received, the parties hereto hereby agree as follows:

         Section 1. DEFINED TERMS. All capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the ML Agreement, except that the capitalized terms used in Section 2 hereof which are not otherwise defined herein shall have the meanings assigned to such terms in the Registration Rights Agreement included as EXHIBIT A to the ML Agreement.

         Section 2. AMENDMENT TO ML AGREEMENT. The ML Agreement is hereby amended by amending the form of Registration Rights Agreement included as EXHIBIT A thereto as follows:

         (a) SECTION 1 of the form of Registration Rights Agreement is hereby amended to add thereto a new definition, as follows:

         "Warrantholders Securities" means the securities proposed to be sold by those holders of the Company's Common Stock Purchase Warrants who exercise their registration rights pursuant to Section 20.2 thereof.

         (b) SECTION 3(b) of the form of Registration Rights Agreement is hereby amended by amending and restating the third sentence of Section 3(b) in its entirety as follows:

         "In such event and provided the lead managing underwriter has so notified the Company in writing, the shares of Company Common Stock to be included in such offering shall consist of (i) first, the securities the Company or the Initiating Holder, as the case may be, proposes to sell, and (ii) second, the number, if any, of Registrable Securities and Warrantholders Securities requested to be included in such registration that, in the opinion of such lead managing underwriter can be sold without jeopardizing the success of the offering of all the securities that the Company or the Initiating Holder, as the case may be, desires to sell for its own account, such amount to be allocated on a pro rata basis among the holders of Registrable Securities and Warrantholders Securities who have requested their securities to be so included based on the number of Registrable Securities and Warrantholders Securities that each holder thereof has requested to be so included.

         Section 3.  MISCELLANEOUS.

         (a) APPLICABLE LAW. This Amendment and the legal relations between the parties hereby shall be governed by and construed in accordance with the laws of the State of New York.

         (b) COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

         (c) SECTION HEADINGS. The descriptive headings contained herein are for convenience of reference only and shall not effect in any way the meaning or interpretation of this Amendment.

         (d) RATIFICATION. The ML Agreement as hereby amended is in all respects ratified and confirmed, and all of the rights and powers created thereby or thereunder shall be and remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                       RYKOFF-SEXTON, INC.



                                       By:  /s/
                                          -------------------------------------
                                            Mark Van Stekelenburg
                                            Chairman, President and Chief
                                            Executive Officer


                                       MERRILL LYNCH CAPITAL PARTNERS,
                                       INC.


                                       By:  /s/
                                            ----------------------------------
                                            Name and Title:


                                       MERRILL LYNCH CAPITAL APPRECIATION
                                       PARTNERSHIP NO. B-XVIII, L.P.

                                       By:  Merrill Lynch LBO Partners
                                            No. B-IV, L.P., as General
                                            Partner

                                       By:  Merrill Lynch Capital Partners,
                                            Inc., as General Partner


                                       By:  /s/
                                            ----------------------------------
                                            Name and Title:

                                       MERRILL LYNCH KECALP L.P. 1994

                                       By: KECALP Inc., as General Partner


                                       By:  /s/
                                            ----------------------------------
                                            Name and Title:


                                       ML OFFSHORE LBO PARTNERSHIP
                                       NO. B-XVIII

                                       By:  Merrill Lynch LBO Partners
                                            No. B-IV, L.P., as Investment

                                            General Partner

                                       By:  Merrill Lynch Capital Partners,
                                            Inc., as General Partner



                                       By:  /s/
                                            ----------------------------------
                                            Name and Title:

                                       ML IBK POSITIONS, INC.



                                       By:  /s/
                                            ----------------------------------
                                            Name and Title:


                                       MLCP ASSOCIATES L.P. NO. II

                                       By:  Merrill Lynch Capital Partners,
                                            Inc., as General Partner



                                       By:  /s/
                                            ----------------------------------
                                            Name and Title:


                                       MERRILL LYNCH KECALP L.P. 1991

                                       By:  KECALP Inc., as General Partner



                                       By:  /s/
                                            ----------------------------------
                                            Name and Title:


                                       MERRILL LYNCH CAPITAL APPRECIATION
                                       PARTNERSHIP NO. XIII, L.P.

                                       By:  Merrill Lynch LBO Partners No. IV,
                                            L.P., as General Partner

                                       By:  Merrill Lynch Capital Partners,
                                            Inc., as General Partner


                                       By:  /s/
                                            ----------------------------------
                                            Name and Title:


                                       ML OFFSHORE LBO PARTNERSHIP NO. XIII

                                       By:  Merrill Lynch LBO Partners
                                            No. IV, L.P., as Investment General
                                            Partner

                                       By:  Merrill Lynch Capital Partners,
                                            Inc., as General Partner


                                       By:  /s/
                                            ----------------------------------
                                            Name and Title:


                                       ML EMPLOYEES LBO PARTNERSHIP NO. I,
                                       L.P.

                                       By:  ML Employees LBO Managers, Inc., as
                                            General Partner


                                       By:  /s/
                                            ----------------------------------
                                            Name and Title:


                                       MERRILL LYNCH KECALP L.P. 1987

                                       By:  KECALP Inc., as General Partner


                                       By:  /s/
                                            ----------------------------------
                                            Name and Title:


                                       MERCHANT BANKING L.P. NO. II

                                       By:  Merrill Lynch MBP Inc., as General
                                            Partner

                                       By:  /s/
                                            ----------------------------------
                                            Name and Title:

                                       MLCP ASSOCIATES L.P. NO. IV

                                       By:  Merrill Lynch Capital Partners,
                                            Inc., as General Partner

                                       By:  /s/
                                            ----------------------------------
                                            Name and Title: